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                                                                     Exhibit 23b


                      BIOSPHERICS INCORPORATED EXHIBIT 23B

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-66053) and Forms S-3 (File No. 333-44973, 333-79593, and
333-32504), of Biospherics Incorporated of our report dated February 29, 2000, relating to the financial statements as of December 31, 1999, and for each of the two years ended December 31, 1999 and 1998, which appears in this Form 10-K.


/s/  PricewaterhouseCoopers LLP


Baltimore, Maryland
March 20, 2001






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